INDEMNIFICATION AGREEMENT
                            -------------------------

         THIS INDEMNIFICATION AGREEMENT is entered into as of February 9, 2000, by and between Miracor Diagnostics, Inc. hereinafter "Acquiror"); and Fred Bergmann, MedSource Holdings, Ltd. and John McCoskrie, (hereinafter collectively referred to as ("Seller").

                                    RECITALS
                                    --------

         WHEREAS, the parties hereto, among others, have entered into an agreement for the acquisition of Ultra Open MRI Holding Corp. by Miracor Diagnostics, Inc. (the "Agreement"); and

         WHEREAS, Ultra Open MRI Holding Corp. and its subsidiaries have certain liabilities under which Seller is personally liable; and

         WHEREAS, Miracor is willing to indemnify Seller with respect to the liabilities listed in Exhibit A hereto; and

         The parties wish to reduce their understandings regarding the indemnification to writing in this document and to be bound by the terms and conditions thereof.

         NOW, THEREFORE, for the mutual consideration set out herein, the parties agree as follows:

                                    AGREEMENT
                                    ---------

         1. Miracor agrees to indemnify, defend, and hold the Seller harmless from and against the amount of any actual (or potential in the case of any litigation or claims by any person not a party to this Agreement) damage, loss, cost, or expense (including reasonable attorneys' fees and settlement costs) occasioned or caused by, resulting from, or arising solely and specifically out of any liabilities listed in Exhibit A hereto.

         2. Seller shall give prompt written notice to Miracor of any claim (actual or threatened) or other event that in the judgment of such party might result or has resulted in a loss by such party hereunder, and Miracor shall have the right to assume the defense of such claim or any litigation resulting therefrom; PROVIDED THAT counsel for Miracor, who shall conduct the defense of such claim (actual, threatened, or asserted) or litigation, shall be reasonably satisfactory to Seller, and Seller may participate in such defense at their expense, and PROVIDED, FURTHER, that the omission by Seller to give notice as provided herein shall not relieve Miracor of its obligations hereunder except to the extent that the omission results in a failure of actual notice to Miracor, and Miracor is damaged solely as a result of the failure to give

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

                  notice. Miracor, in the defense of any such claim or litigation, shall not, except with the consent of Seller, consent to the entry of any judgment or decree or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to Seller, or Miracor, as the case may be, of a release from all liability in respect to such claim or litigation, and Miracor shall not have liability with respect to any payment made by Seller in connection with the settlement, satisfaction, or compromise of any claim hereunder unless Miracor shall have approved thereof in advance in writing, which approval shall not unreasonably be withheld or delayed. If Seller shall not have received notice that Miracor shall assume the defense of such claim within twenty (20) days after the notice is sent to Miracor of the existence of such claim, Seller shall be free to proceed with the defense of such claim. Each such notice shall be accompanied (or followed as promptly as is reasonably practicable after the amount of such loss becomes determinable) by a certificate signed by Seller and setting forth in reasonable detail the calculation of the amount of such Loss in accordance with the provisions hereof, and accompanied by copies of all relevant documents and records. The omission to give such notice or provide such certificate by Seller shall not relieve Miracor of its obligation under this Agreement except to the extent such omission results in a failure of actual notice to Miracor, and Miracor is damaged solely by such failure to give notice. No loss shall be considered to have occurred with respect to any payment made by Seller in settlement, satisfaction, or compromise of any claim unless Miracor shall have approved thereof in advance and in writing.

         3. At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or otherwise to carry out the intent and purposes of this Agreement.

         4. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

         5. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested, to the last known address of each party hereto.

         6. This Agreement may be executed simultaneously in two or more counter parts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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

         7. GOVERNING LAW. This Agreement was negotiated and is being contracted for in the State of Utah and shall be governed by the laws thereof.

         8. BINDING EFFECT AND ASSIGNMENT. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns. This Agreement may be assigned by either party; provided, however, that the appropriate permis sion has been given by those governmental entities whose permission may be necessary to effect the performance of this Agreement.

         9. SEVERABILITY. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.
                                                      SELLER:


///SIGNED///                                          ///SIGNED///
----------------                                      ----------------
JOHN McCOSKRIE                                        FRED BERGMANN

                                                      ACQUIROR:
MedSource Holdings, Ltd.                              MIRACOR DIAGNOSTICS, INC.


By  ///SIGNED///                                      By    ///SIGNED///
   ----------------                                        ----------------
   General Partner                                         Authorized Officer

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